UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     December 23, 2005

PremierWest Bancorp
 (Exact Name of Registrant as specified in its charter)

Oregon	333 - 96209	93-1282171
(State or other	(Commission File Number)	(IRS Employer
jurisdiction		Identification No.)
of incorporation)

503 Airport Road, Medford, Oregon		97501
Address of Principal Executive Office		Zip Code

Registrant's telephone number including area code 541-618-6003

(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

        Effective January 1, 2006, the Board of Directors of PremierWest Bancorp approved increases in the annual base salaries of its named executive officers. In 2006, John Anhorn, President & Chief Executive Officer, will receive a base salary of $275,000; Richard Hieb, Senior Executive Vice President & Chief Operating Officer, will receive a base salary of $190,000; Tom Anderson, Executive Vice President & Chief Financial Officer, will receive a base salary of $150,000; and Jim Earley, Executive Vice President & Chief Credit Officer will receive a base salary of $140,000. Additionally, the Supplemental Executive Retirement Agreements for executives John Anhorn and Richard Hieb were amended to increase the benefit term from a period of 15 years to a life-time benefit.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIERWEST BANCORP (Registrant)

Date: December 23, 2005	By:	/s/Tom Anderson
Tom Anderson, Chief Financial Officer